RECONCILIATION OF PROFIT / LOSS BEFORE TAXATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2019
RECONCILIATION OF PROFIT / LOSS BEFORE TAXATION [Abstract]
Net income for the year	$ 2,847	$ 7,770	$ 10,965
Income tax expense from continuing operations	1,918	2,315	3,615
Income tax expense from discontinued operations	0	0	4,830
Total income before taxation	$ 4,765	$ 10,085	$ 19,410